UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005

POLARIS INDUSTRIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 7.01 Regulation FD Disclosure
Forward-Looking Statements
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Call Option Agreement
News Release
Presentation Materials

Item 1.01 Entry into a Material Definitive Agreement.

     On July 18, 2005, a subsidiary of Polaris Industries Inc. (the “Company”) entered into a definitive agreement for the purchase from an institutional investor of approximately a 24% interest in KTM Power Sports AG, formerly known as Cross Holding AG (“KTM”), the holding company for Austrian motorcycle manufacturer KTM Sportmotorcycle AG. The purchase price for the interest in KTM is Euros 66.6 million or approximately $80 million cash, which represents approximately a 12% discount to the current market value of the KTM shares being purchased. The discount reflects the size of the block of shares to be purchased and the fact that the shares are thinly traded. The purchase will be financed with funds from the Company’s existing senior credit facility. The actual number of shares purchased and the purchase price is subject to reduction depending upon the number of shares of KTM Power Sports AG outstanding on the closing date.

     The closing of the transaction, which is currently expected to occur in the third quarter of this calendar year, is subject to (i) receipt of certain international regulatory approvals, including the German Federal Cartel Office, and (ii) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     In connection with the transaction, the Company, through its Austrian subsidiary, entered into a Call Option Agreement dated July 18, 2005 (the “Call Option Agreement”) with Cross Industries AG (“Cross Industries”), under which each of the parties has been granted a series of call rights to acquire the other’s ownership interest in KTM, which rights generally become exercisable after the end of the third quarter in October 2007. Upon the occurrence of certain events, such as the death of key members of KTM’s management or a change in control of the Company, the vesting of these call rights may be accelerated. The purchase price per share for the call rights will be formula-based depending, in part, upon the financial performance of both companies for the 12-month period ending on the measurement date. In the event the Company exercises its call right, the purchase price may be payable in cash or a combination of cash and shares of the Company’s common stock.

     The foregoing description of the terms of the Call Option Agreement is qualified in its entirety by reference to the Call Option Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Pursuant to the Call Option Agreement described above in Item 1.01 of this Current Report, which disclosure is incorporated herein by reference, the Company has call rights to acquire capital shares of KTM, and, if exercised, the Company may be required to pay the purchase price in cash or a combination of cash and shares of the Company’s common stock.

Item 3.02 Unregistered Sales of Equity Securities.

     Pursuant to the Call Option Agreement described above in Item 1.01 of this Current Report, which disclosure is incorporated herein by reference, the Company has call rights to acquire capital shares of KTM, and, if exercised, the Company may be required to pay up to 2/3rds of the purchase price in the form of newly issued shares of common stock of the Company. The actual number of shares that would be issued will be determined by dividing the amount of the payment by the average closing price per share of Company common stock during the 10-day period beginning on the third trading day immediately following the Company’s public announcement of its financial results for the third quarter of calendar year 2007. If any shares of Company common stock are issued, the issuance will be made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

     A copy of the news release issued by the Company on July 19, 2005 announcing the proposed purchase of an interest in KTM and the execution of the Call Option Agreement, as described in Item 1.01 above, is attached as Exhibit 99.1 to this Current Report.

     In addition, attached as Exhibit 99.2 to this Current Report, is a copy of materials dated July 19, 2005 and prepared with respect to presentations to investment analysts and others that may be made by Mr. Thomas C. Tiller, Chief Executive Officer, or other senior officers of the Company with respect to the investment in KTM. These materials are also available on the Company’s website at www.polarisindustries.com.

     The materials contain certain financial information regarding KTM Group GmbH (the “KTM Group Financial Information”) contained in certain audited financial statements of KTM Group GmbH for the fiscal years ended August 31, 2004 and 2003 (the “KTM Group Financial Statements”). The KTM Group Financial Statements have been furnished to the Company by KTM and provide that they have been prepared in accordance with International Financial Reporting Standards. The KTM Group Financial Statements have not been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) or in accordance with the accounting rules or regulations adopted by the United States Securities and Exchange Commission. As a result, the KTM Group Financial Statements may differ substantially from financial statements prepared in accordance with US GAAP. The KTM Group Financial Statements were not prepared in connection with the proposed transaction. The Company has not independently verified the accuracy or completeness of the KTM Group Financial Statements or determined how they may differ from financial statements prepared in accordance with US GAAP and you are cautioned not to place undue reliance on the KTM Group Financial Information. The Company is furnishing the KTM Group Financial Information solely for the purposes of complying with Regulation FD.

     This information is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

     This Current Report on Form 8-K contains various “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which represent Polaris’ expectations or beliefs concerning various future events, include the expectations for its KTM relationship, and are based on current expectations that involve a number of risks and uncertainties which could cause actual results to differ materially from those of such Forward-Looking Statements. Polaris undertakes no duty to update these Forward-Looking Statements.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Call Option Agreement dated as of July 18, 2005, by and between Polaris Beteiligungsverwaltungs GmbH and Cross Industries AG.

99.1	News Release dated July 19, 2005

99.2	Presentation materials dated July 19, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 19, 2005

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President -- Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Call Option Agreement dated as of July 18, 2005, by and between Polaris Beteiligungsverwaltungs GmbH and Cross Industries AG.

99.1	News Release dated July 19, 2005

99.2	Presentation materials dated July 19, 2005

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